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                                                                EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this 8th day of August, 1997, between GRAND PRIX ASSOCIATION OF LONG BEACH, INC., a California corporation (the "Company") and Penske
Motorsports, Inc., a Delaware corporation (the "Holder").

                                    RECITALS

        A. The Company is contemporaneously issuing and delivering to Holder 315,000 shares of the Company's common stock, no par value per share (the "Common Stock").

        B. In connection with that certain Stock Purchase Agreement, dated as of August 8, 1997 (the "Purchase Agreement"), between the Company and the Holder, the Company has agreed to provide to Holder certain registration rights with respect to the 315,000 shares of Common Stock issued to Holder pursuant to the Purchase Agreement (such 315,000 shares of Common Stock being referred to herein as the "Restricted Shares").

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the premises and covenants set forth in the Purchase Agreement, the parties agree as follows:

        1. Incidental (Piggyback) Registration. Subject to the limitations set forth in this Agreement, if the Company at any time within three (3) years of the date hereof proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of any sale or resale of Common Stock or any other class of the Company's securities, it shall give written notice to the Holder at least 15 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Restricted Shares as Holder may request.

        If Holder desire to have any offer and sale of Restricted Shares registered under this Section 1, it shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Restricted Shares for which registration is requested. The Company shall thereupon include in such filing the number of shares of Restricted Shares for which registration is so requested, subject to the following. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Restricted Shares in such underwriting unless Holder agrees to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration. In each case all shares of Common Stock owned by the Holder which are not included in the underwritten public offering shall be withheld from the market by the Holder for a period, not to exceed ninety (90) calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. In the event the Company chooses a registration form which limits the size offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) Restricted Shares which would exceed such limits.

        In no event shall the Company be required to provide the "piggyback" registration rights contemplated by this Section 1 in connection with the Company's filing, not later than September 30,1997, of a registration statement for the resale by Memphis International Motorsports, Inc. (or its permitted transferees) of the Common Stock issued or to be issued to it upon conversion of the Company's outstanding Series B Convertible Preferred Stock.





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        2.   Shelf Registration

        Subject to the limitations set forth in this Agreement, not later than June 30, 1998 the Company will file a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") covering the Holder's sale, from time to time or any time (in public sales, negotiated sales, or otherwise) up to all of the Restricted Shares and thereafter shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of at least two (2) years from the effective date thereof; provided, however, that the Company shall have the right to prohibit the sale of Common Stock pursuant to the Shelf Registration Statement, upon notice to the Holder if in the opinion of counsel for the Company, the Company would thereby be required to disclose information not otherwise then required by law to be publicly disclosed, provided that the Company shall use its best efforts to minimize the period of time in which it shall prohibit the sale of any shares of Common Stock and in no event shall the prohibition on sales extend more than ten (10) calendar days or twenty (20) days in any twelve (12) month period. Notwithstanding anything herein to the contrary, the Company shall not be obligated to maintain the effectiveness of the Shelf Registration Statement pursuant to this Section 1(b), to deliver any prospectus under the Shelf Registration Statement or to provide the "piggyback" registration rights contemplated by Section 1 hereof if the Holder owns less than 1% of the Company's outstanding shares and has owned the Restricted Shares at least a year.

        3. Expenses. Subject to the limitations contained in this Section 3 and except as otherwise specifically provided in this Agreement, the entire costs and expenses of the registrations and qualifications pursuant to Sections 1 and 2 hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto (including all expenses incident to filing with the NASD), the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Restricted Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Restricted Shares under the blue sky laws of various jurisdictions. The Company shall not, however, pay (x) any underwriting discount or commissions to the extent related to the sale of the Restricted Shares sold in any registration and qualification, (y) the fees and expenses of counsel or any other adviser(s) to the Holder, or (z) any stock transfer taxes payable by the Holder.

        4.   Registration Procedures.

             (a) In the case of each registration or qualification pursuant to Sections 1 or 2, the Company will keep Holder advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such holder, upon request, of the progress of such proceedings.

             (b) Except as otherwise specifically provided in this Agreement, at the Company's expense, the Company will keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate until the distribution contemplated thereby is completed, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by Holder; provided, however, that except as expressly provided in Section 2 hereof, the Company shall have no obligation to keep any registration statement current for more than 90 days after its initial effective date. The Company will immediately notify Holder pursuant to this Agreement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.




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        (c)   In connection with all underwritten offerings, the Company will use its reasonable best efforts to furnish to Holder a signed counterpart, addressed to Holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

        (d) Without limiting any other provision hereof, in connection with any registration of the Restricted Shares under this Agreement, the Company will use its reasonable best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and all applicable rules and regulations of the Commission, and will make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

        (e) In connection with any registration of the Restricted Shares under this Agreement, the Company will provide, if appropriate, a transfer agent and registrar for the Restricted Shares not later than the effective date of such registration statement.

        (f) If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under Section 2 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by Holder pursuant to
Section 1 hereof, to arrange for such underwriters to include such Restricted Shares among the securities to be distributed by or through such underwriters. Holder shall be party to any such underwriting agreement, and (x) the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Holder, and (y) the Holder shall make customary representations and agreements with respect to itself for the benefit of the underwriters and the Company.

        (g) In connection with the preparation and filing of each registration statement registering the Restricted Shares under this Agreement, the Company will give Holder and its underwriters, if any, and its counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of Holder or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by Holder and by its counsel, which shall not be unreasonably delayed.

        (h) The Company will use reasonable efforts to list, on or prior to the effective date of each registration statement registering the Restricted Shares under this Agreement, all shares covered by such registration statement on any securities exchange on which any of the Common Stock is then listed, if any.

        (i) The Company will cooperate with Holder and each underwriter or agent participating in the disposition of securities subject to any registration hereunder and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers.




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        (j)   The Company will use reasonable efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of each registration statement registering the Restricted Shares under this Agreement and, if such an order is issued, use reasonable efforts to cause such order to be listed as promptly as practicable.

        (k) The Company will promptly notify Holder and each underwriter of the happening of any event, during the period of distribution, as a result of which any registration statement registering the Restricted Shares under this Agreement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide Holder with revised or supplemental prospectuses and, if so requested by the Company in writing, Holder shall promptly take action to cease making any offers of the Common Stock until receipt and distribution of such revised or supplemental prospectuses).

        (l) To the extent required by law, the Company will use its reasonable best efforts to register or qualify the securities to be sold by Holder under such other securities or blue sky laws of such jurisdictions within the United States as Holder shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in the jurisdiction of the securities covered by such registration statement.

        5. Provision of Documents. The Company will, at the expense of the Company, furnish to Holder such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 1 or 2 as Holder from time to time may reasonably request.

        6. Indemnification. In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless Holder, any underwriter (as defined in the Securities Act) for Holder, each broker or any other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which any of the foregoing persons, or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Sections 1 or 2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Restricted Shares under the Securities Act or the qualification of the Restricted Shares under any state securities laws applicable to the Company,
(ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by Holder or by any underwriter for Holder expressly for use therein (with respect to which information Holder or underwriter shall so indemnify and hold harmless the Company, any underwriter for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act). The Company will enter into an underwriting agreement with the underwriter or underwriters for any underwritten offering registered under the Securities Act pursuant to Sections 1 or 2 hereof and with Holder pursuant to such offering, and such underwriting agreement shall contain customary provisions with respect to indemnification and contribution which shall, at a minimum, provide the indemnification set forth above.

        7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Restricted Shares of Holder if, in the opinion of counsel to the Company reasonably satisfactory to Holder, the sale or other disposition of




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Holder's Restricted Shares may be effected without registering such Restricted
Shares under the Securities Act. The Company's obligations under Section 1 or 2 are also expressly conditioned upon Holder furnishing to the Company in writing such information concerning Holder and their controlling persons and the terms of such Holder's proposed offering of Restricted Shares as the Company shall reasonably request for inclusion in the Registration Statement.

        8.   Miscellaneous.

             (a) Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in the Purchase Agreement.

             (b) Governing Law. This Agreement shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.

             (c) Binding Effect; Assignment; Third Party Beneficiaries. This Agreement shall be binding upon the Parties and their respective successors and assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other Parties. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Parties, if such consent is required hereby, shall be void. No person (including, without limitation, any employee of a Party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

             (d) Entire Agreement. This Agreement, together with the Purchase Agreement and the "Right of First Refusal Agreement" executed in connection therewith, is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the Agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.
This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

             (e) Amendments. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a Party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the Parties.

             (f) Waivers. No waiver of any provision of this Agreement shall be binding upon a Party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such Party or on behalf of such Party by an officer of, or attorney-in-fact for, such Party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a Party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

             (g)   Remedies.

                   (i) The rights, powers and remedies of the Parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any Party may otherwise have under this Agreement, at law or in equity.




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                  (ii)   The Parties acknowledge that the Restricted Shares are
unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any Party shall have the right to any equitable relief which may be appropriate to remedy a breach or threatened breach by any other Party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any Party shall have the right to seek recovery of and be awarded attorneys' fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

             (h) Headings; Counterparts. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the Parties.

             (i) Severability. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the Parties as expressed in, and the benefits to the Parties provided by, this Agreement or
(ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.




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     IN WITNESS WHEREOF, the Company and Holder have executed this Agreement as of the date first above written.


                                    GRAND PRIX ASSOCIATION OF LONG BEACH, INC.



                                    By: /s/ Christopher R. Pook
                                       ---------------------------------------
                                    Title: President
                                          ------------------------------------



                                    PENSKE MOTORSPORTS, INC.



                                    By: /s/ Gregory W. Penske
                                       ---------------------------------------
                                          Gregory W. Penske






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